SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

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                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)  May 23, 2001 (May 22, 2001)
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                          THE WARNACO GROUP, INC.
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             (Exact Name of Registrant as Specified in Charter)


          Delaware                       1-10857             95-4032739
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 (State or Other Jurisdiction          (Commission        (IRS Employer
   of Incorporation)                   File Number)       Identification No.)


90 Park Avenue, New York, New York                                    10016
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  (Address of Principal Executive Offices)                         (Zip Code)


Registrant's telephone number, including area code              (212) 661-1300
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                                    N/A
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       (Former Name or Former Address, if Changed Since Last Report)


Item 5.  Other Events.

         On May 22, 2001, The Warnaco Group, Inc. (the "Company") issued a press release announcing its financial results for the first quarter of fiscal 2001, the period ended April 7, 2001.

         On May 23, 2001, the Company issued a press release stating that it had resolved its differences with Fruit of the Loom, Inc., and that Fruit of the Loom had voluntarily dismissed a lawsuit filed against the Company.

         The press releases are filed as Exhibits 99.1 and 99.2, respectively, to this Form 8-K, and are incorporated by reference in this Form 8-K.

Item 7.  Financial Statements, Pro Forma Financial Information and
         Exhibits.

      (c)    Exhibits.

         99.1     Press Release, dated May 22, 2001.

         99.2     Press Release, dated May 23, 2001


                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      THE WARNACO GROUP, INC.


Dated:   May 23, 2001         By:  /s/  Stanley P. Silverstein
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                               Name:    Stanley P. Silverstein
                               Title:   Vice President, General Counsel
                                        and Secretary


                               EXHIBIT INDEX


Exhibit No.       Description

99.1              Press Release, dated May 22, 2001.

99.2              Press Release, dated May 23, 2001.